Strategies for a Changing Business Environment
January 8, 2008

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” or “continue” or comparable terminology and are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2008 and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of
NJNG customer growth, volatility of natural gas commodity prices, its impact on customer usage and NJR Energy Service's (NJRES) operations, the impact on the Company’s risk management efforts, changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company,  commercial and wholesale credit risks, including the creditworthiness of customers and counterparties, the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy markets, risks associated with the management of the Company’s joint venture and partnerships, the impact of governmental regulation (including the regulation of rates), fluctuations in energy-related commodity prices, conversion activity and other marketing efforts, actual energy usage of NJNG’s customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, the ultimate outcome of pending regulatory proceeding, in particular, the base rate case filing, changes due to legislation at the federal and state level, the availability of an adequate number of appropriate counterparties in the wholesale energy trading market, sufficient liquidity in the wholesale energy trading market and continued access to the capital markets, the disallowance of recovery of environmental-related expenditures and other regulatory changes, environmental-related and other litigation and other uncertainties, the effects and impacts of inflation on NJR andits subsidiaries operations, change inaccounting pronouncements issued by the appropriate standard setting bodies, terrorist attacks or threatened attacks on energy facilities or unrelated energy companies and other uncertainties.  While the Company periodically reassesses material trends and uncertainties affecting the Company’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
Regarding Forward-Looking Statements

Included in this presentation are the non-GAAP financial measures, Financial Margin and Net Financial Earnings. Financial margin represents operating revenues from the sale of natural gas sales less gas purchases, and excludes the accounting impacts of unrealized gains and losses from derivative instruments. These accounting impacts represent the change in fair value of these financial instruments, which represent futures and swaps designed to economically hedge forecasted natural gas purchases, sales and transportation, and are primarily open positions resulting in unrealized gains or losses.
Net financial earnings represents net income excluding the accounting impacts of unrealized gains and losses from these derivative instruments, net of taxes. Financial Margin and Net Financial Earnings should not be considered as alternatives to GAAP measures, such as cash flow, net income, operating income, earnings per share or any other GAAP measure of liquidity or financial performance.
Because Net Financial Earnings and Financial Margin are non-GAAP financial measures, we provide a reconciliation to operating income and net income, which, respectively, are the most directly comparable financial measures calculated and presented in accordance with GAAP. For a discussion of these non-GAAP financial measures, please see Item 7 of our Annual Report on Form 10-K for the fiscal year ending September 30, 2007 and for reconciliations to the most comparable GAAP measures, please see our Current Report on Form 8-K, filed on December 11, 2007.
Management uses Financial Margin and Net Financial Earnings as performance metrics to reflect the economic performance of our businesses prior to the actual settlement of certain forecasted transactions and related derivative instruments. Our management believes that these financial measures are more reflective of our operations, provide transparency to investors and enable period-to-period comparability of financial performance. By using Financial Margin and Net Financial Earnings as performance measures, our management reviews the results of operations without the volatility of certain forecasted transactions and related derivative instruments to measure the economic impact that its businesses are having.
Disclaimer Regarding Non-GAAP Financial Measures

Today’s Agenda
 Introduction - Laurence M. Downes
 NJRES Overview - Richard R. Gardner
 NJNG Overview - Kathleen T. Ellis
 Regulatory Overview - Mark R. Sperduto
 Utility Marketing Plan - Thomas J. Massaro, Jr.
 Financial Overview - Glenn C. Lockwood
 Closing Remarks - Laurence M. Downes

Ticker Symbol (NYSE):	NJR
Price Range (52 Weeks)	$56.45-$45.50
Common Shares Outstanding:	27.8 million
Market Capitalization:	$1.4 billion
Annual Dividend Rate:	$1.60
Dividend Yield:	3.2 percent
Total Assets:	$2.4 billion
December 31, 2007
NJR at a Glance

Distribution
Wholesale
Energy Services
Midstream
Growing service area;
close to NYC and Phila.
Constructive regulatory
environment
Rate base and margin
growth
opportunities
Growing transportation
and storage portfolio
Disciplined risk
management
Asset optimization
Ancillary services
Iroquois Pipeline
equity owner
Steckman Ridge
storage project
Retail and Other
Appliance and
service contracts
Installations
Commercial markets
NJR Today

• NFE growth of 12.4 percent
• Implemented Conservation Incentive Program
• Increased dividend 5.3 percent
• Announced Steckman Ridge Storage project
• Refunded customers over $100 million as a result of declining natural gas prices
• Recipient of the prestigious J.D. Power Founder’s Award
• Named to Forbes Platinum 400
2007 - Another Solid Performance
• 16 consecutive years of Net Financial Earnings (NFE) growth

• Achieve long-term NFE growth of 5 percent or better
• Grow dividend a minimum of 5 percent annually
• Use Share Repurchase Plan opportunistically
• Achieve a total return in top 25 percent of peer group
• Maintain a strong financial profile with a minimum average equity ratio of 50 percent
Financial Goals
• 2008 Net Financial Earnings (NFE) guidance of $3.20-$3.30/share

• Margin Growth from New Customers
• Residential and Commercial Balance
• Incentive Programs
• Wholesale Energy Services
• Midstream Equity Investments
• Home Services
2008-2010 NFE Drivers
• Base Rate Case

Strategies for a Changing Business Environment
NJRES Overview - Richard R. Gardner, Vice President-Energy Services

• Optimize transportation and storage capacity
• Manage other companies’ assets
• Manage hedged positions
• Monetize volatility
How NJRES Makes Money
• Contract with wholesale customers to deliver natural gas, together with reliable products and services

• Continuing to replace existing assets as they expire
• Evaluating midstream opportunities
• Continuing to bid for asset management opportunities
NJRES Key Initiatives
• Expanding into new regions

The NJRES Portfolio
• The portfolio consists of two types of physical assets:
 – Storage capacity
 • 26.9 bcf
 – Transportation capacity
 • 741,790 dth/d
• The above portfolio was contracted by NJRES as of December 2007, with additional assets periodically being managed for other entities

Storage Capacity
• Storage transactions allow for the injection of natural gas, which is immediately hedged for future sale
• Storage capacity is leased for various periods of time
• Storage capacity provides opportunity to realize time spreads
 – Having storage allows the time spreads to be reset multiple times

   1. On May 15, 2006 buy spot $5.92
       sell Jan ’07 at $11.03 for a $5.11
    spread
  2. On Aug 1, 2006 sell spot for $8.67 and buy Sep ’06 at $8.20 for a  $.47 spread.
   3. On Jan 2, 2007 buy spot for $5.41 and
            sell May ’07 at $6.68 for a $1.27 spread
    4. On Feb 5, 2007 sell spot for
    $9.13 and buy May ’07 at $7.8 for
  a $1.27

Pipeline Transportation
• Pipeline transportation allows for natural gas to be purchased in one location and sold in another
• Pipeline transportation is leased for various periods of time
• Provides opportunity to capture locational spreads
 – Having transportation allows the locational spreads to be leveraged each day

 Supply  Transportation Delivered                   Sales Margin
 Area  Costs    Costs                    Price
 Supply      Market
 Sale      Replacement
2. $6.90   ------  -------        $7.53                $.07
3. $9.00   ------   --------       $9.60           $.10
$6.90 - $7.00 = -$.10    $7.70 - $7.53 = $.17 -$.10 +$.17 = $.07
$9.00 - $7.00 = $2.00    $7.70 - $9.60 = -$1.90 $2.00 - $1.90 = $.10
Examples of Options from Transportation
1. $7.00   $.65    $7.65                       $7.70 $.05

How the Portfolio is Valued
• “Basis book value”
 – Indicates intrinsic value of transportation, both hedged and unhedged, no trading and calculation of optionality
 • Hedged value is the delivery point sales price minus (cost of supply + variable transportation expense + fixed transportation costs)
 • Unhedged value is the forecasted delivery point sales price minus (forecasted cost of supply + variable transportation expense
                                + fixed transportation costs)
• “Storage book value”
 – Indicates intrinsic value of storage, no trading and calculation of optionality
 • Hedged value is the sales price minus (cost of inventory stored + fixed storage costs)
 • Unhedged value of “open space” is the average of winter month’s pricing minus (average of summer month’s pricing
                               + fixed storage costs)

NJRES 2008 Plan Financial Margin
 • 2008 Plan Financial Margin
   – Approximately 59 percent of plan financial margin was “value” existing in the portfolio at the beginning of the fiscal year.

 • Intrinsic value
   –  Optimization and trading margin, is the extrinsic value expected to be generated from:
 • Storage trading
 • Basis trading
 • Daily optimization of physical portfolio
 • Asset management opportunities

October 1, 2007 - Fiscal 2008 Plan Financial Margin

December 31, 2007 - Fiscal 2008 Forecast Financial Margin

NJRES Portfolio

NJRES Firm Portfolio as of December 2007

* Credit exposure to non-investment grade companies is mitigated through the use of prepayments or Letters of Credit.
97 percent of net sales with investment grade companies
3 months ended December 31, 2007
Counterparty Credit Ratings

Strategy
• Continue to use discipline in contracting for assets
 – Use market experience and customer relationships when contracting for assets
• Enter new pipeline/storage markets that “connect” to our existing asset base
 – Use market knowledge to leverage pipeline and storage tariffs at facilities that provide synergy with the existing asset base
• Expand footprint in midstream ownership space
 – Use relationships and optimization capabilities to secure investment positions in midstream assets

Midstream Asset Update

Steckman Ridge, L.P.
• Acquired Steckman Ridge natural gas field from Pennsylvania General Energy
• 17.7 Bcf Reservoir with up to 12 Bcf storage working capacity
• Owned equally by:
 –  New Jersey Resources Steckman Ridge Storage Company
 ―  Spectra Energy Transmission (SET)

Project Summary
• Anticipated 2 to 3 turn service (45-60 day withdrawal cycle)
• Pipeline interconnect options
 – Texas Eastern Transmission (“TETLP”)
 • Approximately 3 miles
 • Line jointly owned with Dominion Transmission
• Project cost estimated at $250 million

Market Position
• Eastern most storage on Texas Eastern
• Potential to enable the most economical pipeline expansion to NY/NJ citygates
• Positioned to leverage Cove Point LNG and Rockies Express deliveries
• Texas Eastern completing 150,000 Dth/d expansion along path of Steckman Ridge
• Three proposed pipeline projects within three miles of Steckman Ridge
 – Texas Eastern TIME3
 – Williams Rockies Connector
 – El Paso Northeast Passage

Rockies Supply
Project Overview
69

Steckman Ridge
Status
• Open Season was successful
 –  Visiting potential customers
• FERC filing on November 1, 2007
• Expectations moving forward
 – FERC certificate April 2008
 – Begin construction June 2008
 – Begin customer injections May 2009
 – Commercial operations winter 2009/2010

Iroquois Pipeline
•  411-mile pipeline system running from the Canadian
 border at Waddington, NY to Long Island and
 New York City, NY
•  78,100 HP of compression
•  1.2 Bcf/d of peak deliverability
•  Commenced operations in 1991

Iroquois Pipeline
 • NJR - 5.53% ownership, up from original 2.8%
 • Currently 5 owners from original 13

NJR’s Iroquois Ownership Earnings

• Market Access
 – Agreement with Con Edison
 • Began service November 2007
Iroquois Opportunities
• 08/09 Expansion
 – Agreement with Keyspan Energy (National Grid)
 • Planned for November 2008
• Broadwater LNG
 – Off-shore LNG terminal in Long Island sound
 – Project owners - Shell and TransCanada

Strategies for a Changing Business Environment
NJNG Overview - Kathleen T. Ellis, Senior Vice President-Corporate Affairs

Our Core Business
• Provide safe and reliable natural gas services
 to 478,000 customers in Monmouth, Ocean
 and Morris counties
• $947 million of Rate Base
• $224 million in gross margin in 2007
• Steady Rate Base growth opportunities
• Approximately 4 million customer interactions per year
• 16 consecutive years with fewest customer complaints with the NJBPU
• Maintain over 6,800 miles of pipe

NJNG Operational Excellence
• Customer Response
 – Emergency calls: 99 percent responded to in less than 60 minutes
 – Meter work: 98 percent completed on scheduled date
• Leaks per mile
 – 1st quartile among peers
 – Continuous reduction over last eight years
• Pipeline Integrity compliance
 – Ahead of schedule
 – Cost recovery

Regulatory Research Associates rates NJ regulation as “Average 2”
Regulatory Relationships
• NJ regulatory process is reasonable and balanced
 – Responsive to economic impact
 – Considers interests of company and customers
• NJNG maintains a positive relationship with regulators
 – Through continuous and open dialogue
 – Conduit to customers to advance state energy, economic and environmental policies
• Important to find areas of mutual benefit
 – BGSS Incentive
 – CIP

Marketing Opportunities
• Customer growth rate exceeds industry average
 – Maintain a profitable balance in the new construction market
 – Maintain a healthy mix of new construction and conversions
• Profitable, disciplined growth
 – Targeted marketing and advertising
 – Manage new customer construction costs
• Innovative product and service offerings
 – Efficiency and conservation products complement CTP
 – Renewable projects support state and federal policies
 – Electric generation opportunities (DG, CHP, fuel cells)

New Jersey Energy Master Plan
• Statewide goals for 2020
 – 20 percent reduction in energy usage
 – 20 percent of energy served by renewable resources
 – 20 percent reduction in greenhouse gas emissions
• Utilities as partners
 – Direct connection to customers
 – Trusted resource for energy information
 – CIP testing new ways to motivate, educate
• Critical to have proper policies in place

Strategies for a Changing Business Environment
Rate Case and Regulatory Overview - Mark R. Sperduto, Vice President-Regulatory Affairs

Base Rate Case
• November 20th petition filed
• Requested an increase of $58.4 million
• Includes equity capital of approximately $500 million
• Return on equity requested - 11.375 percent
• Proposed rate base of $946.7 million

Base Rate Case - Review Process
• Once filed with the BPU base rate cases undergo a formal review process
• A quasi-judicial proceeding heard at the Office of Administrative Law (OAL)
• Statutory time for a case is nine months
 – One month notice
 – Two four-month suspension periods granted
 – After nine months, the BPU “should” make a decision or the company can make its proposed rates effective
• Most cases are settled

Revenue Requirement
       ($ in millions)
Rate base               $946.7
Rate of return - overall           x 8.45%
Income required             80.0
Pro-forma operating income                                    45.8
Income deficiency            34.2
Revenue conversion            x 1.71
Increase in revenue required                          $58.4 *
* Represents a 7.5 percent increase for an average residential customer
Test year is the twelve months ended April 30, 2008

Rate Base Components
      ($ in millions)
Plant in service                                    $1,274
Less: Accumulated depreciation             (423)
 Net plant                                          851
Gas inventory                  159
Working capital                                                           59
Less deferred taxes & other                                (122)
 Total rate base               $947

Rate Base
• Since our last base rate case filing in 1993:
 – Total rate base has increased $455 million, CAGR 4.6 percent
 • Net plant has increased $373 million, CAGR 4.0 percent
 • Plant in service has increased $650 million, CAGR 5.0 percent
 – Likely review of plant additions since the last base rate case

Overall rate of return-WACC
Base Rate Case
          Weighted
   Ratio  Cost rate  cost rate
Total debt            47.09%     5.22%  2.46%
Customer deposits        0.45%                      4.58%  0.02%
Common equity                            52.47%                    11.375%    5.97%
Total                     8.45%

• Capital structure ratios similar
• Cost of debt	• 1993 - 8.43% • 2007 - 5.22%

• Cost of equity	• 1993 - 11.50% • 2007 - 11.375%

• Overall rate of return	• 1993 - 10.00% • 2007 - 8.45%
Base Rate Case - Rate of Return Comparison

Base Rate Case - Pro-Forma Operating Income
       (in millions)
Unadjusted operating income                                    $68.5
Less adjustments - major
 – Wages                              3.3
 – Pension & benefits             1.1
 – Weather & CIP             4.4
 – BGSS incentive margins            4.0
 – Depreciation                                  5.9
 – Lost revenues                                  0.8
 – Post test year plant            0.7
 – Other            2.5
Pro-forma operating income       $45.8

Base Rate Case - Rate & Tariff Design
• Proposed clear and simple organization of tariff, where possible
• Implement C&I Rate Schedule restructuring
 – Size-based classifications: 0-5,000 and above 5,000 annual therms
 – Improved price-to-compare through consistent rate design for BGSS and transportation customers
 – Above 5,000 annual therms have fixed demand charge
• Proposed customer charges (increased fixed revenue)
 – Residential - $12 per month including sales tax
 – General service - $25 per month including sales tax
 – Firm transportation - $50 per month
• Updated CIP benchmark and margin factors
• Proposed usage attrition adjustment in the event the CIP is not extended beyond its initial term

BGSS Incentive Objectives
• Encourage different types of purchasing / asset optimization strategies
• Devote appropriate resources and gain necessary experience
• Maximize customer benefits
• Evolving and reflective of market dynamics
• Provide company financial incentive

Existing Incentives
• Off-system sales and capacity release
 – In place since 1992
 – Optimization of capacity assets
 – Sharing formula of 85 percent customer, 15 percent NJNG
• Storage Incentive (SI)
 – In place since 2004
 – Promote long-term price stability
 – Promote cost efficiencies
 – Sharing formula of 80 percent customer, 20 percent NJNG
• Financial Risk Management (FRM)
 – In place since 1997
 – Promote application of risk management techniques
 – Sharing formula of 85 percent customer, 15 percent NJNG

$29
$30
$24
$34
$37
$43
$45
Incentive Programs
• Current programs
 – Capacity release
 – Storage incentive
 – Off-system sales
• Programs in place through October 2008
• Customer bills reduced
 by over $338 million,
 or 4 percent annually, since program
 inception

Proposed Incentive Structure
• Part of 2007 base rate case
• Remain in effect until next base rate case
• No change to off-system/capacity release programs
• FRM
 – Eliminate transaction cost limits/or double the amount
 – Tie volume to BGSS purchase requirement
• SI program
 – Expand the volume from 18 Bcf to 20 Bcf
• Establishes a winter incentive program

New Incentive Program
• Winter incentive program
 – Similar to SI program
 – Set volume annually after considering SI and FRM volumes
 – Set benchmark at initial hedges on a ratable basis for November - March
 – Based on these established spreads trading can occur to improve the positions
 – Sharing formula of 80 percent customer, 20 percent NJNG for the difference between the initial hedged benchmark and the final positions

Conservation Incentive Program
• Approved by the BPU on October 12, 2006
 – Outside of traditional rate proceeding
• Stabilizes NJNG gross margin from:
 – Declining usage
 – Weather
•  3-year pilot - effective October 1, 2006
 – NJNG protected for allvariations in customer usage
 – New customer programs being launched ($2 million commitment)
 – BGSS savings - customer rate impacts from non-weather variations capped at $10.6 million
 • Capacity released from NJNG to NJR Energy Services
• October 4, 2007 implemented price change
 – $8.2 million in weather margin
 – $7.4 million in non-weather margin

Group	1993 Rate Case Use per Customer	CIP Benchmark	Proposed Benchmark in Rate Case
Residential non-heat	234	225.1	231.9
Residential heat	1,199	1,113.0	1,068.9
Commercial	6,115	5,292.8	(small) 2,544.8 (large) 14,701.2
CIP - Basic Mechanics and Rate Case Modifications
CIP Basic Mechanics
• Actual customer usage compared to a benchmark
             –  Based on 4-year average
• If average use per customer
 for a group is:
 –  Greater than the benchmark, NJNG returns margin
 –  Less than the benchmark,
               NJNG can collect margin
               in subsequent year
 • Subject to certain tests
 – ROE test of 10.5 percent and BGSS
                                                          savings
CIP Rate Case Modifications
• Update usage benchmarks
• Align C&I benchmarks
 with rate design
• New margin rates effective with rate change

Strategies for a Changing Business Environment
Customer Growth - Thomas J. Massaro, Jr., Vice President-Marketing and Business Intelligence

Source: US Census Bureau
Our Service Area Demographics

Profitable Customer Growth

2013-2023
New Customers = 106,296
Non-heat customers
Non-gas
off main
Non-gas
on main
Conversions = 140,254
Residential Growth Potential
Sources: Arthur D. Little and Harte Hanks
2007-2012
Near main

Source: Arthur D. Little
Commercial Growth Potential

Electric Equivalent
Propane Equivalent
Fuel Oil Equivalent
$3,956
$2,988
$1,923
As of November 2007
Equivalent Base on Heat Load in CIP Tariff
NJNG

$1,288
Competitive Advantage

Marketing Strategy
• New Construction
 – Future market potential for residential and commercial markets remain healthy
 – NJNG expects to get 95 percent of new construction
• Conversions
 – Targeted incentives to spur conversion markets
 – Deploying marketing resources toward commercial conversions
• New opportunities
 – Efficiency
 – Alternative energy applications

Strategies for a Changing Business Environment
NJR Home Services - Glenn Lockwood, President

NJR Home Services
• Created in 2000
• Spinout of NJNG Appliance Service
 – Flexibility of Pricing
• Not capital intensive
• Principally a service business (i.e., labor intensive)
• Organic growth
• High quality and service levels
• High productivity

Appliance Contracts Provide the Majority of Revenue
NJR Home Services - 2007 Revenue by Type

NJR Home Services

Strategies for a Changing Business Environment
Financial Update - Glenn Lockwood, Senior Vice President and CFO

• Changes in fair value of derivatives
 – If it qualifies for hedge accounting - balance sheet
 – If it doesn’t - income statement
• Impacts NJRES and NJREC only, no impact to NJNG
• No change in NJR fundamentals
 – Financial strength
 – Cash flows
 – Liquidity
• NJRES business model
 – Derivatives used to hedge commodity - not location
 – Physical transportation contracts address locational risk
Restatement of Earnings
• Based on SEC interpretation of Accounting for Derivatives - “FAS 133”
 – “Critical Terms Match” (CTM)
 – To qualify for hedge accounting, derivative must address all risks of purchase or sale - including “location”

“2006 As Reported”
Common stock	$72.7
Premium on common stock	253.2
Accumulated OCI, net	93.6
Treasury stock & other	(65.2)
Retained earnings	267.3
Total	$621.6
2006 Restated
Common stock	$72.7
Premium on common stock	253.2
Accumulated OCI, net	2.7
Treasury stock & other	(65.2)
Retained earnings	358.2
Total	$621.6
Result: No change in overall financial profile
($ millions)
Impact of Restatement on Equity

“2006 As Reported”
Net income	$78.5

Cash flow
Net income	$78.5
Unrealized gain (loss) on derivatives	(4.9)
Sub total	$73.6
2006 Restated
Net income	$221.9

Cash flow
Net income	$221.9
Unrealized gain (loss) on derivatives	(148.3)
Sub total	$73.6
Result: No change in cash flow
($ millions)
Impact of Restatement on Income Statement and Cash Flow

2006 Earnings per GAAP	$221.9
Add/Subtract Unrealized gain (loss) on derivatives	(143.4)
2006 Net Financial Earnings	$78.5
Result: 2006 NFE same as “2006 as reported” earnings
($ millions)
Reconciliation of GAAP to Net Financial Earnings

NJR estimates Net Financial Earnings of $3.20 to $3.30 per
basic share in fiscal 2008
* Net of certain items
*
September 30
Net Financial Earnings per Share

NJNG Capital Expenditure Forecast

Shares authorized (millions):	4.5
Shares repurchased (millions):	3.5
Split-adjusted average cost:	$34.72
September 30, 2007
Plan expanded to 4.5 million shares in November 2007
Share Repurchase Program

Capital Structure
 NJNG corporate ratings: S&P: A+; Moody’s: Aa3
• Equity through Dividend Reinvestment Plan
• NJNG long-term debt
 – $125 million in FY08
• NJR/NJNG bank facilities total $605 million
 – NJR facility renewed in December
 – $325 million, 5-year tenor
September 30, 2007

* Effective January 2, 2008
** Based on Net Financial Earnings
*
Dividends per share
Payout ratio **
Dividend Growth and Payout Ratio
1-year dividend growth rate of 5.3 percent

NJR: Quality Performance
December 31, 2007
Returns assume dividends reinvested
• Sustained core market growth
• Constructive regulatory relations
• Disciplined wholesale energy services strategy
• Strong financial profile
• Demonstrated record of consistent financial
 performance

Strategies for a Changing Business Environment
January 8, 2008